Supplemental Information | **MREIC** | **June 30, 2013**

SIEMENS

MONMOUTH REAL ESTATE INVESTMENT CORPORATION
Juniper Business Plaza
3499 Route 9 North, Suite 3-C
Freehold, NJ 07728

1

Page

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

FFO, Core FFO, AFFO, NOI and EBITDA Reconciliations	5

Financial Highlights	6

Consolidated Statements of Cash Flows	7

Capital Structure and Leverage Ratios	8

Debt Maturity	10

Property Table by Tenant	11

Property Table by State	12

Lease Expirations	13

Property Table	14

Definitions	16

Press Release Dated August 7, 2013	17

The statement of operations and supplemental statement of operations provided in this supplemental information package present funds from operations, core funds from operations, adjusted funds from operations, net operating income and EBITDA, which are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States. Please see page 16 for a definition of these supplemental performance measures. Please see the supplemental statement of operations reconciliation for a reconciliation of certain captions in the supplemental statement of operations reported in this supplemental information package to the statement of operations as reported in the Company's filings with the SEC on Form 10-Q.

2

Consolidated Balance Sheets
	June 30,	September 30,
	2013	2012
ASSETS	(unaudited)
Real Estate Investments:
Land	$ 94,210,414	$ 88,559,914
Buildings and Improvements	515,649,906	457,557,443
Total Real Estate Investments	609,860,320	546,117,357
Accumulated Depreciation	(87,814,254)	(78,230,873)
Net Real Estate Investments	522,046,066	467,886,484

Real Estate Held for Sale	-0-	1,080,940
Cash and Cash Equivalents	13,130,363	24,650,858
Securities Available for Sale at Fair Value	46,769,416	61,685,173
Tenant and Other Receivables	1,508,019	1,116,825
Deferred Rent Receivable	3,106,167	2,214,501
Loans Receivable, net	70,166	87,916
Prepaid Expenses	2,652,698	1,428,454
Financing Costs, net of Accumulated Amortization of
$2,911,888 and $2,546,806, respectively	3,774,984	3,213,762
Lease Costs, net of Accumulated Amortization of
$1,318,937 and $1,156,699, respectively	2,131,876	1,518,780
Intangible Assets, net of Accumulated Amortization of
$7,929,649 and $6,731,014, respectively	7,086,391	7,635,026
Other Assets	3,319,672	1,988,983
TOTAL ASSETS	$ 605,595,818	$ 574,507,702

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Mortgage Notes Payable	$ 247,615,974	$ 237,943,911
Subordinated Convertible Debentures	-0-	8,615,000
Loans Payable	17,200,000	5,200,000
Accounts Payable and Accrued Expenses	5,009,996	3,881,769
Other Liabilities	4,090,240	3,179,883
Total Liabilities	273,916,210	258,820,563

COMMITMENTS AND CONTINGENCIES

Shareholders' Equity:
Series A - 7.625% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,139,750 Shares Authorized, Issued and
Outstanding as of June 30, 2013 and September 30, 2012	53,493,750	53,493,750
Series B - 7.875% Cumulative Redeemable Preferred Stock,
$0.01 Par Value Per Share: 2,300,000 Shares Authorized, Issued and
Outstanding as of June 30, 2013 and September 30, 2012	57,500,000	57,500,000
Common Stock – $0.01 Par Value Per Share: 67,700,000 Shares Authorized as of
June 30, 2013 and September 30, 2012; 43,208,646 and 40,696,692 Shares Issued
and Outstanding as of June 30, 2013 and September 30, 2012, respectively	432,086	406,967
Excess Stock – $0.01 Par Value Per Share: 5,000,000 Shares
Authorized; No Shares Issued or Outstanding	-0-	-0-
Additional Paid-In Capital	216,111,383	198,902,485
Accumulated Other Comprehensive Income	4,142,389	5,383,937
Undistributed Income	-0-	-0-
Total Shareholders' Equity	331,679,608	315,687,139
TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$ 605,595,818	$ 574,507,702

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 3 of 20

3

Consolidated Statements of Operations
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
INCOME:
Rental Revenue	$11,712,134	$10,689,908	$34,759,795	$32,039,489
Reimbursement Revenue	2,342,130	1,853,819	5,428,168	5,309,507
Lease Termination Income	-0-	-0-	690,730	3,222,283
TOTAL INCOME	14,054,264	12,543,727	40,878,693	40,571,279

EXPENSES:
Real Estate Taxes	1,731,667	1,347,215	4,013,129	4,447,510
Operating Expenses	959,643	922,657	2,453,443	2,192,987
General & Administrative Expense	1,405,833	1,150,607	3,645,241	3,092,107
Severance Expenses	-0-	965,083	-0-	965,083
Acquisition Costs	74,137	55,236	459,999	620,960
Depreciation	3,193,923	2,816,487	9,583,380	8,393,473
Amortization of Lease Costs and Intangible Assets	480,807	458,349	1,451,523	1,259,867
TOTAL EXPENSES	7,846,010	7,715,634	21,606,715	20,971,987

OTHER INCOME (EXPENSE):
Interest and Dividend Income	844,001	732,906	2,972,026	2,574,738
Gain on Securities Transactions, net	1,062,614	680,068	6,976,086	5,677,783
Interest Expense	(3,764,949)	(3,809,005)	(11,483,255)	(11,442,602)
Amortization of Financing Costs	(164,476)	(195,144)	(497,361)	(550,465)
TOTAL OTHER INCOME (EXPENSE)	(2,022,810)	(2,591,175)	(2,032,504)	(3,740,546)

INCOME FROM CONTINUING OPERATIONS	4,185,444	2,236,918	17,239,474	15,858,746

INCOME (LOSS) FROM DISCONTINUED OPERATIONS	(4,898)	(3,657)	291,560	570

NET INCOME	4,180,546	2,233,261	17,531,034	15,859,316

Less: Preferred Dividend	2,151,758	1,321,680	6,455,274	3,361,289

NET INCOME ATTRIBUTABLE TO
COMMON SHAREHOLDERS	$2,028,788	$911,581	$11,075,760	$12,498,027

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 4 of 20

4

FFO, Core FFO, AFFO, NOI and EBIDTA Reconciliations
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012
Revenues
Rental Revenue	$11,712,134	$10,689,908	$34,759,795	$32,039,489
Reimbursement Revenue	2,342,130	1,853,819	5,428,168	5,309,507
Total Rental and Reimbursement Revenue	14,054,264	12,543,727	40,187,963	37,348,996

Expenses
Real Estate Taxes	1,731,667	1,347,215	4,013,129	4,447,510
Operating Expenses	959,643	922,657	2,453,443	2,192,987
Total Expenses	2,691,310	2,269,872	6,466,572	6,640,497

Net Operating Income - NOI	11,362,954	10,273,855	33,721,391	30,708,499

Lease Termination Income	-0-	-0-	690,730	3,222,283
Interest and Dividend Income	844,001	732,906	2,972,026	2,574,738
Net Operating Income (Loss) from Discontinued Operations	(4,898)	15,990	(34,140)	67,224
General & Administrative Expense	(1,405,833)	(1,150,607)	(3,645,241)	(3,092,107)
Severance Expenses	-0-	(965,083)	-0-	(965,083)

EBITDA	10,796,224	8,907,061	33,704,766	32,515,554

Interest Expense	(3,764,949)	(3,809,005)	(11,483,255)	(11,442,602)
Gain on Securities Transactions, net	1,062,614	680,068	6,976,086	5,677,783
Acquisition Costs	(74,137)	(55,236)	(459,999)	(620,960)
Preferred Dividend	(2,151,758)	(1,321,680)	(6,455,274)	(3,361,289)
Amortization of Financing and Lease Costs	(260,580)	(279,422)	(794,775)	(796,450)

Funds From Operations - FFO	5,607,414	4,121,786	21,487,549	21,972,036

Depreciation Expense (including discontinued operations)	(3,193,923)	(2,836,134)	(9,603,474)	(8,451,907)
Income (Loss) on Sale of Investment Property	-0-	-0-	345,794	(8,220)
Amortization of Intangible Assets	(384,703)	(374,071)	(1,154,109)	(1,013,882)

Net Income Attributable to Common Shareholders	2,028,788	911,581	11,075,760	12,498,027

Funds From Operations - FFO	5,607,414	4,121,786	21,487,549	21,972,036

Acquisition Costs	74,137	55,236	459,999	620,960

Core Funds From Operations - Core FFO	5,681,551	4,177,022	21,947,548	22,592,996

Gain on Securities Transactions, net	(1,062,614)	(680,068)	(6,976,086)	(5,677,783)
Stock Compensation Expense	81,562	196,019	242,651	322,715
Amortization of Financing and Lease Costs	260,580	279,422	794,775	796,450
Straight-lined Rents	(168,471)	(87,026)	(891,666)	(185,488)
Recurring Capital Expenditures	(67,636)	(98,054)	(244,440)	(356,574)

Adjusted Funds From Operations - AFFO	4,724,972	3,787,315	14,872,782	17,492,316

EBITDA	10,796,224	8,907,061	33,704,766	32,515,554

Interest Expense	(3,764,949)	(3,809,005)	(11,483,255)	(11,442,602)
Preferred Dividend	(2,151,758)	(1,321,680)	(6,455,274)	(3,361,289)
Stock Compensation Expense	81,562	196,019	242,651	322,715
Straight-lined Rents	(168,471)	(87,026)	(891,666)	(185,488)
Recurring Capital Expenditures	(67,636)	(98,054)	(244,440)	(356,574)

Adjusted Funds From Operations - AFFO	$4,724,972	$3,787,315	$14,872,782	$17,492,316

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 5 of 20

5

Financial Highlights
(unaudited)
	Three Months Ended		Nine Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Weighted Average Shares Outstanding
Basic	42,638,000	40,111,951	41,767,240	39,122,918
Diluted	42,822,813	40,339,937	41,958,863	39,275,805

Net Operating Income - NOI	$11,362,954	$10,273,855	$33,721,391	$30,708,499

Basic	$0.27	$0.26	$0.81	$0.78
Diluted	0.27	0.25	0.80	0.78
Net Income Attributable to Common Shareholders	$2,028,788	$911,581	$11,075,760	$12,498,027

Basic	$0.05	$0.02	$0.27	$0.32
Diluted	0.05	0.02	0.26	0.32

Funds From Operations - FFO	$5,607,414	$4,121,786	$21,487,549	$21,972,036

Basic	$0.13	$0.10	$0.51	$0.56
Diluted	0.13	0.10	0.51	0.56

Core Funds From Operations - Core FFO	$5,681,551	$4,177,022	$21,947,548	$22,592,996

Basic	$0.13	$0.10	$0.53	$0.58
Diluted	0.13	0.10	0.52	0.58

Core FFO Excluding Gains on Securities Transactions, net	$4,618,937	$3,496,954	$14,971,462	$16,915,213

Basic	$0.11	$0.09	$0.36	$0.43
Diluted	0.11	0.09	0.36	0.43

Core FFO Excluding Lease Termination Income, net	$5,681,551	$4,177,022	$21,256,818	$19,370,713

Basic	$0.13	$0.10	$0.51	$0.50
Diluted	0.13	0.10	0.51	0.49

Adjusted Funds From Operations - AFFO	$4,724,972	$3,787,315	$14,872,782	$17,492,316

Basic	$0.11	$0.09	$0.36	$0.45
Diluted	0.11	0.09	0.35	0.45

AFFO Excluding Lease Termination Income, net	$4,724,972	$3,787,315	$14,182,052	$14,270,033

Basic	$0.11	$0.09	$0.34	$0.36
Diluted	0.11	0.09	0.34	0.36

Dividends Declared per Common Share	$0.15	$0.15	$0.45	$0.45

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 6 of 20

6

Consolidated Statements of Cash Flows
(unaudited)
	Nine Months Ended
	6/30/2013	6/30/2012
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$17,531,034	$15,859,316
Noncash Items Included in Net Income:
Depreciation	9,596,223	8,451,907
Amortization	1,956,135	1,810,332
Stock Compensation Expense	242,651	322,715
(Gain) on Securities Transactions, net	(6,976,086)	(5,677,783)
(Gain) Loss on Sale of Investment Property	(345,794)	8,220
Changes In:
Tenant, Deferred Rent and Other Receivables	(1,209,750)	803,485
Prepaid Expenses	(1,224,244)	(568,612)
Other Assets and Lease Costs	(2,270,035)	(385,379)
Accounts Payable, Accrued Expenses and Other Liabilities	917,356	724,325
NET CASH PROVIDED BY OPERATING ACTIVITIES	18,217,490	21,348,526

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of Real Estate and Intangible Assets, net of deposits	(51,807,115)	(60,157,822)
Capital and Land Site Improvements	(10,304,220)	(3,136,963)
Proceeds on Sale of Real Estate Investments, net	1,413,891	2,553,507
Deposits on Acquisition of Real Estate	(2,050,000)	(1,000,000)
Proceeds from Sale of Securities Available for Sale	31,357,113	23,425,639
Purchase of Securities Available for Sale	(10,706,818)	(17,343,831)
Collections on Loans Receivable	17,750	75,986
NET CASH USED IN INVESTING ACTIVITIES	(42,079,399)	(55,583,484)

CASH FLOWS FROM FINANCING ACTIVITIES
Net Proceeds from (Repayments to) Loans Payable	12,000,000	(16,860,950)
Repurchase of Subordinated Convertible Debentures	(5,115,000)	(125,000)
Proceeds from Mortgage Notes Payable	41,650,000	55,433,000
Principal Payments on Mortgage Notes Payable	(31,977,937)	(26,117,142)
Financing Costs Paid on Debt	(115,583)	(1,329,197)
Repayment of Employee Loan	-0-	1,082,813
Net Distributions to Noncontrolling Interests	(60,399)	(60,399)
Proceeds from the Exercise of Stock Options	677,985	1,057,831
Proceeds from Registered Direct Placement of Common Stock,
net of Offering Costs	-0-	16,189,700
Proceeds from Underwritten Public Office of Preferred Stock – Series B
net of Offering Costs	-0-	55,504,924
Proceeds from Issuance of Common Stock in the DRIP, net of Reinvestments	15,585,712	10,005,700
Preferred Dividends Paid	(6,455,274)	(3,059,414)
Common Dividends Paid, net of Reinvestments	(13,848,090)	(16,419,052)
NET CASH PROVIDED BY FINANCING ACTIVITIES	12,341,414	75,302,814

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(11,520,495)	41,067,856
CASH AND CASH EQUIVALENTS - BEGINNING OF PERIOD	24,650,858	6,376,808
CASH AND CASH EQUIVALENTS - END OF PERIOD	$13,130,363	$47,444,664

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 7 of 20

7

Capital Structure and Leverage Ratios	As of	As of	As of
(unaudited)	6/30/2013	6/30/2012	9/30/2012

Mortgage Notes Payable	$247,615,974	$235,730,028	$237,943,911
Loans Payable	17,200,000	5,200,000	5,200,000
Subordinated Convertible Debentures	-	8,790,000	8,615,000
Total Debt	264,815,974	249,720,028	251,758,911

Series A - 7.625% Cumul. Redeemable Preferred	53,493,750	53,493,750	53,493,750
Series B - 7.875% Cumul. Redeemable Preferred	57,500,000	57,500,000	57,500,000
Total Preferred Stock	110,993,750	110,993,750	110,993,750

Common Stock, Paid-in-Capital & Other	220,685,858	206,547,794	204,693,389
Total Shareholders' Equity	331,679,608	317,541,544	315,687,139

Total Book Capitalization	596,495,582	567,261,572	567,446,050

Accumulated Depreciation	87,814,254	76,326,116	78,230,873
Total Undepreciated Book Capitalization	$684,309,836	$643,587,688	$645,676,923

Shares Outstanding	43,208,646	40,259,495	40,696,692
Market Price Per Share	$9.87	$11.72	$11.19

Equity Market Capitalization	$426,469,336	$471,841,281	$455,395,983
Total Debt	264,815,974	249,720,028	251,758,911
Preferred	110,993,750	110,993,750	110,993,750
Total Market Capitalization	$802,279,060	$832,555,059	$818,148,644

Total Debt	$264,815,974	$249,720,028	$251,758,911
less: Cash and Cash Equivalents	13,130,363	47,444,664	24,650,858
Net Debt	$251,685,611	$202,275,364	$227,108,053

Net Debt / Undepreciated Book Capitalization	36.8%	31.4%	35.2%
Net Debt / Total Market Capitalization	31.4%	24.3%	27.8%
Net Debt + Preferred / Total Market Capitalization	45.2%	37.6%	41.3%

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 8 of 20

8

Capital Structure and Leverage Ratios continued
(unaudited)

					Fiscal Year
	Three Months Ended		Nine Months Ended		Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012	9/30/2012
Net Income	$4,180,546	$2,233,261	$17,531,034	$15,859,316	$18,684,495
plus: Depreciation & Amortization (includes Discontinued Operations)	3,839,206	3,489,627	11,552,358	10,262,239	13,910,385
plus: Interest Expense	3,764,949	3,809,005	11,483,255	11,442,602	15,352,499
plus: Acquisition Costs	74,137	55,236	459,999	620,960	667,799
less: Gain On Securities Transactions, net	(1,062,614)	(680,068)	(6,976,086)	(5,677,783)	(6,044,065)
less: Gain (Loss) on Sale of Investment Property	-	-	(345,794)	8,220	8,220
EBITDA	$10,796,224	$8,907,061	$33,704,766	$32,515,554	$42,579,335

Interest Expense	$3,764,949	$3,809,005	$11,483,255	$11,442,602	$15,352,499
Preferred Dividends Paid	2,151,758	1,321,680	6,455,274	3,361,289	5,135,783
Total Fixed Charges	$5,916,707	$5,130,685	$17,938,529	$14,803,891	$20,488,282

Interest Coverage	2.9 x	2.3 x	2.9 x	2.8 x	2.8 x
Fixed Charge Coverage	1.8 x	1.7 x	1.9 x	2.2 x	2.1 x

Total Debt	$264,815,974	$249,720,028	$264,815,974	$249,720,028	$251,758,911
Annualized EBITDA	43,184,896	35,628,244	44,939,688	43,354,072	42,579,335

Total Debt / EBITDA	6.1 x	7.0 x	5.9 x	5.8 x	5.9 x

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 9 of 20

9

Debt Maturity

(unaudited)

Total Debt ($000's)
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
-
1.8%
8.0%
8.8%
17.8%
16.6%
47.0%
FY 2013
FY 2014
FY 2015
FY 2016
FY 2017
Thereafter
Mortgages
Loans Payable

		Loans		% of
Fiscal Year Ended	Mortgages	Payable	Total	Total

7/1/13 to 9/30/13	4,729,286	-0-	4,729,286	1.8%
2014	21,180,509	-0-	21,180,509	8.0%
2015	22,255,905	1,012,039	23,267,944	8.8%
2016	33,839,520	13,270,162	47,109,682	17.8%
2017	41,176,599	2,917,799	44,094,398	16.6%
Thereafter	124,434,155	-0-	124,434,155	47.0%

Total as of 6/30/2013	$247,615,974	$17,200,000	$264,815,974	100.0%

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 10 of 20

10

Property Table by Tenant
(unaudited)			Occupied
	Property	Square	Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
Tenant	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

FedEx Ground	23	2,578,091	2,578,091	27.5%	$19,435,000	39.4%	$7.54	$232,711,099	$97,068,513
FedEx Express	14	973,413	973,413	10.5%	5,451,000	11.1%	5.60	70,562,281	23,054,121
FedEx Supply Chain Services	1	449,900	449,900	4.8%	1,305,000	2.6%	2.90	14,600,000	8,989,399
Total FedEx	38	4,001,404	4,001,404	42.8%	26,191,000	53.1%	6.55	317,873,380	129,112,033

Milwaukee Tool	1	615,305	615,305	6.6%	1,924,000	3.9%	3.13	27,368,816	16,759,083
Woodstream	1	388,671	256,000	2.7%	896,000	1.8%	3.50	13,116,870	2,443,722
CBOCS Distribution, Inc.	1	381,240	381,240	4.1%	1,381,000	2.8%	3.62	14,215,126	8,248,288
Best Buy Warehousing Logistics, Inc.	1	368,060	368,060	3.9%	1,595,000	3.3%	4.33	19,600,000	12,054,894
Coca Cola / Western Container	2	323,358	323,358	3.4%	1,566,000	3.2%	4.84	18,839,339	9,667,728
Norton McNaughton of Squire, Inc.	1	306,000	306,000	3.3%	1,389,000	2.8%	4.54	12,972,474	6,607,271
Various	2	265,480	230,605	2.5%	910,000	1.8%	3.95	4,465,175	-
Carrier Sales	2	244,317	244,317	2.6%	1,853,000	3.8%	7.58	22,451,041	11,344,064
Anda Pharmaceuticals, Inc.	1	234,660	234,660	2.5%	1,182,000	2.4%	5.04	14,550,000	10,451,214
Caterpillar Logistics Services, Inc.	1	218,120	218,120	2.3%	1,169,000	2.4%	5.36	14,868,857	7,942,474
Anheuser-Busch, Inc.	1	184,800	184,800	2.0%	778,000	1.6%	4.21	12,386,675	3,121,287
Carlisle Tire & Wheel Company	1	179,280	179,280	1.9%	750,000	1.5%	4.18	7,025,401	1,887,856
Home Depot USA, Inc.	1	171,200	171,200	1.8%	889,000	1.8%	5.19	11,298,367	-
Kellogg Company	3	170,279	170,279	1.8%	1,041,000	2.1%	6.11	11,834,916	3,387,183
Maidenform, Inc.	1	148,000	148,000	1.6%	444,000	0.9%	3.00	4,870,749	-
H.E.P. Direct	1	106,507	106,507	1.1%	288,000	0.6%	2.70	6,913,986	-
Pittsburgh Glass Works	1	102,135	102,135	1.1%	427,000	0.9%	4.18	3,907,712	-
National Oilwell	1	91,295	91,295	1.0%	733,000	1.5%	8.03	8,080,828	4,351,527
Joseph T. Ryerson	1	89,052	89,052	0.9%	506,000	1.0%	5.68	6,867,596	1,840,380
DHL	1	83,000	83,000	0.9%	652,000	1.3%	7.86	6,815,697	3,431,002
Sherwin-Williams Company	2	78,887	78,887	0.8%	631,000	1.3%	8.00	7,103,762	1,815,274
RGH Enterprises Inc.	1	75,000	75,000	0.8%	579,000	1.2%	7.72	5,525,600	4,094,063
Tampa Bay Grand Prix	1	68,385	68,385	0.7%	262,000	0.5%	3.83	5,616,874	2,439,916
Macy’s East, Inc.	1	59,400	59,400	0.6%	451,000	0.9%	7.59	4,838,592	2,348,921
Siemens	1	51,130	51,130	0.5%	456,000	0.9%	8.92	4,416,000	2,908,542
Keystone Automotive	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-
Graybar Electric Company	1	26,340	26,340	0.3%	109,000	0.2%	4.14	1,850,794	-
Tenant Total as of 6/30/2013	71	9,067,575	8,900,029	94.9%	$49,188,000	99.8%	$5.53	$591,836,522	$246,256,722

Vacant (C)	3	315,323	-	5.1%	119,000 (A)	0.2%	0.53	17,991,448	1,359,252

Total as of 6/30/2013	74	9,382,898	8,900,029	100.0%	$49,307,000	100.0%	$5.54	$609,827,970 (B)	$247,615,974

(A)	Includes rental revenue from properties during Fiscal 2013 prior to becoming vacant.
(B)	Does not include $32,351 of vacant land and corporate office leasehold improvements not associated with a specific tenant.
(C)	Includes 95,898 square feet that became occupied effective July 1, 2013 which will generate an additional $331,800 in annual rent.

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 11 of 20

11

Property Table by State
(unaudited)
	Property	Square	Occupied Square	% of Total	Annual	% of Total	Rent Per	Undepreciated	Mortgage
State	Count	Footage	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Cost	Balance

Mississippi	4	912,305	912,305	9.7%	$3,355,000	6.8%	$3.68	$45,247,611	$27,210,297
Tennessee	3	891,777	891,777	9.5%	2,998,000	6.1%	3.36	33,786,287	19,469,066
Florida	9	784,677	784,677	8.5%	5,081,000	10.3%	6.48	67,116,257	31,472,188
Illinois	7	720,439	720,439	7.7%	4,705,000	9.5%	6.53	61,161,692	11,256,459
Ohio	5	684,762	684,762	7.3%	3,629,000	7.4%	5.30	44,080,870	25,074,145
Missouri	4	651,771	423,202	6.9%	1,673,000	3.4%	3.95	29,117,454	5,111,601
Texas	6	629,895	629,895	6.7%	4,659,000	9.4%	7.40	57,278,634	31,563,837
South Carolina	3	574,800	574,800	6.1%	3,403,000	6.9%	5.92	35,803,388	12,068,982
Michigan	3	489,571	489,571	5.2%	3,441,000	7.0%	7.03	39,784,195	22,073,342
North Carolina	3	414,507	254,507	4.4%	779,000	1.6%	3.06	17,274,557	1,359,252
Georgia	3	307,662	307,662	3.3%	1,767,000	3.6%	5.74	22,124,663	9,328,913
Virginia	5	407,265	407,265	4.4%	2,583,000	5.2%	6.34	33,788,938	11,718,749
Arizona	1	283,358	283,358	3.0%	1,234,000	2.5%	4.35	15,159,496	7,614,904
New York	3	230,381	230,381	2.5%	1,898,000	3.8%	8.24	20,148,376	5,329,411
Kansas	2	219,280	219,280	2.3%	1,082,000	2.2%	4.93	10,705,244	3,940,680
Pennsylvania	1	201,342	201,342	2.1%	598,000	1.2%	2.97	3,088,962	-
Maryland	1	144,523	144,523	1.5%	1,426,000	2.9%	9.87	14,386,784	7,088,601
Wisconsin	1	139,564	139,564	1.5%	901,000	1.8%	6.46	9,373,671	1,272,650
Colorado	2	138,235	138,235	1.5%	1,208,000	2.5%	8.74	13,549,167	4,114,932
New Jersey	2	123,538	88,663	1.3%	763,000	1.5%	8.61	6,214,805	2,348,921
Oklahoma	1	119,912	119,912	1.3%	712,000	1.4%	5.94	9,437,733	5,831,832
Nebraska	1	89,115	89,115	0.9%	454,000	0.9%	5.09	5,732,599	254,281
Alabama	1	73,712	73,712	0.8%	412,000	0.9%	5.59	4,751,742	1,393,628
Minnesota	1	59,425	-	0.6%	72,000	0.1%	-	5,157,126	-
Connecticut	1	54,812	54,812	0.6%	338,000	0.8%	6.17	3,395,824	719,303
Iowa	1	36,270	36,270	0.4%	136,000	0.3%	3.75	2,161,895	-

Total as of 6/30/2013	74	9,382,898	8,900,029	100.0%	$49,307,000	100.0%	$5.54	$609,827,970	$247,615,974

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 12 of 20

12

Lease Expirations
(unaudited)
	Property	Square	% of Total	Annual	% of Total	Rent Per	Lease Exp.	Undepreciated	Mortgage
Fiscal Year	Count	Footage	Sq. Ft.	Rent	Ann. Rent	Sq. Ft. Occup.	Term	Cost	Balance

2014	3	243,400	2.6%	1,035,000	2.1%	4.25	0.6 Yrs	11,187,340	2,348,921
2015	8	886,656	9.4%	4,653,000	9.4%	5.25	1.9 Yrs	53,705,162	13,609,615
2016	2	244,800	2.6%	1,082,000	2.2%	4.42	2.9 Yrs	17,097,717	4,452,191
2017	15	1,836,283	19.6%	10,353,000	21.0%	6.08	3.8 Yrs	130,010,054	47,100,575
2018	11	1,005,328	10.7%	6,372,000	12.9%	6.34	4.9 Yrs	76,896,047	26,872,768
2019	7	1,083,330	11.5%	6,321,000	12.8%	5.83	5.8 Yrs	73,418,177	34,205,232
2020	1	68,385	0.7%	262,000	0.5%	3.83	7.3 Yrs	5,616,874	2,439,916
2021	4	271,768	2.9%	1,752,000	3.6%	6.45	8.1 Yrs	20,341,956	11,988,402
2022	8	1,237,238	13.2%	7,063,000	14.3%	5.71	8.8 Yrs	84,378,903	53,041,081
2023	7	1,388,165	14.8%	7,080,000	14.4%	5.10	9.9 Yrs	89,231,392	39,880,178
2024	3	536,742	5.7%	2,305,000	4.7%	4.29	10.8 Yrs	25,487,725	10,317,843

Various	2	265,480	2.8%	910,000	1.8%	3.95	-	4,465,175	-
Vacant (1)	3	315,323	3.5%	119,000	0.3%	-	-	17,991,448	1,359,252

Total as of 6/30/2013	74	9,382,898	100.0%	$49,307,000	100.0%	$5.54	6.2 Yrs	$609,827,970	$247,615,974

(1)	Includes 95,898 square feet that became occupied effective July 1, 2013 which will generate an additional $331,800 in annual rent.

Recent Acquisitions
(unaudited)
				Fiscal Year	Square	Annual	Rent Per	Lease	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Footage	Rent	Sq. Ft. Occup.	Expiration	Cost	Balance
1	Fedex Ground	Roanoke	VA	2013	103,402	$755,000	7.30	4/30/2023	10,200,000	6,650,000

	As of 6/30/2013				103,402	$755,000	$7.30		$10,200,000	$6,650,000

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 13 of 20

13

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

1	Milwaukee Tool	Olive Branch	MS	2013	100.0%	615,305	$1,924,000	$3.13	9.8 Yrs	$27,368,816	$16,759,083
2	FedEx Supply Chain Services, Inc.	Memphis	TN	2010	100.0%	449,900	1,305,000	2.90	5.9 Yrs	14,600,000	8,989,399
3	Woodstream	St. Joseph	MO	2001	65.9%	388,671	896,000	3.50	4.3 Yrs	13,116,870	2,443,722
4	CBOCS Distribution, Inc.	Lebanon	TN	2011	100.0%	381,240	1,381,000	3.62	11.0 Yrs	14,215,126	8,248,288
5	Best Buy Warehousing Logistics, Inc.	Streetsboro	OH	2012	100.0%	368,060	1,595,000	4.33	8.6 Yrs	19,600,000	12,054,894
6	Norton McNaughton of Squire, Inc.	Hanahan	SC	2005	100.0%	306,000	1,389,000	4.54	1.8 Yrs	12,972,474	6,607,271
7	Various	Monaca	PA	1997	100.0%	201,342	598,000	2.97	na	3,088,962	-
8	Western Container Corp	Tolleson	AZ	2003	100.0%	283,358	1,234,000	4.35	3.8 Yrs	15,159,496	7,614,904
9	Anda Pharmaceuticals, Inc.	Olive Branch	MS	2012	100.0%	234,660	1,182,000	5.04	8.9 Yrs	14,550,000	10,451,214
10	Caterpillar Logistics Services, Inc.	Griffin	GA	2006	100.0%	218,120	1,169,000	5.36	3.4 Yrs	14,868,857	7,942,474
11	FedEx Ground Package System, Inc.	Orion	MI	2007	100.0%	245,633	1,880,000	7.65	10.0 Yrs	21,600,583	10,138,525
12	Anheuser-Busch, Inc.	Granite City	IL	2001	100.0%	184,800	778,000	4.21	2.9 Yrs	12,386,675	3,121,287
13	Carrier Sales	Dallas	TX	2010	100.0%	184,317	1,549,000	8.40	5.5 Yrs	17,740,000	10,013,161
14	Carlisle Tire & Wheel Company	Edwardsville	KS	2003	100.0%	179,280	750,000	4.18	4.9 Yrs	7,025,401	1,887,856
15	Fedex Ground Package System. Inc	Livonia	MI	2013	100.0%	172,005	1,191,000	6.92	8.8 Yrs	13,700,000	9,252,606
16	Home Depot USA, Inc.	Montgomery	IL	2007	100.0%	171,200	889,000	5.19	2.0 Yrs	11,298,367	-
17	FedEx Ground Package System, Inc.	Tampa	FL	2004	100.0%	170,779	1,412,000	8.27	5.6 Yrs	17,723,825	8,702,539
18	Vacant	Monroe	NC	2001	-	160,000	47,000	na	-	5,489,822	1,359,252
19	Maidenform, Inc.	Fayetteville	NC	1997	100.0%	148,000	444,000	3.00	0.5 Yrs	4,870,749	-
20	FedEx Ground Package System, Inc.	Beltsville	MD	2001	100.0%	144,523	1,426,000	9.87	5.1 Yrs	14,386,784	7,088,601
21	FedEx Ground Package System, Inc.	Cudahy	WI	2001	100.0%	139,564	901,000	6.46	4.0 Yrs	9,373,671	1,272,650
22	FedEx Ground Package System, Inc.	Wheeling	IL	2007	100.0%	123,000	1,386,000	11.27	3.9 Yrs	18,537,652	4,479,518
23	FedEx Ground Package System, Inc.	Oklahoma City	OK	2012	100.0%	119,912	712,000	5.94	8.8 Yrs	9,437,733	5,831,832
24	FedEx Ground Package System, Inc.	Edinburg	TX	2011	100.0%	113,582	598,000	5.26	8.2 Yrs	7,414,000	4,370,718
25	FedEx Corporation	Richmond	VA	2007	100.0%	112,799	543,000	4.81	9.8 Yrs	7,718,163	-
26	FedEx Ground Package System, Inc.	Ft. Mill	SC	2010	100.0%	177,024	1,339,000	7.56	10.1 Yrs	15,224,244	3,555,701
27	FedEx Corporation	Orlando	FL	2008	100.0%	110,638	666,000	6.02	4.4 Yrs	8,492,904	5,033,143
28	H.E.P. Direct	Winston-Salem	NC	2002	100.0%	106,507	288,000	2.70	4.5 Yrs	6,913,986	-
29	FedEx Ground Package System, Inc.	Cheektowaga	NY	2007	100.0%	104,981	966,000	9.20	6.2 Yrs	10,932,057	1,235,349
30	FedEx Ground Package System, Inc.	West Chester Twp	OH	2000	100.0%	103,818	518,000	4.99	10.2 Yrs	5,192,654	2,776,869
31	FedEx Ground Package System, Inc.	Roanoke	VA	2013	100.0%	103,402	755,000	7.30	9.8 Yrs	10,200,000	6,650,000
32	Fedex Ground Package System. Inc	Waco	TX	2012	100.0%	102,594	659,000	6.42	8.9 Yrs	8,733,000	5,611,317
33	Pittsburgh Glass Works	O' Fallon	MO	1994	100.0%	102,135	427,000	4.18	2.0 Yrs	3,907,712	-
34	Vacant (1)	Liberty	MO	1998	-	95,898	-	na	-	7,344,498	-
35	FedEx Corporation	Jacksonville	FL	1999	100.0%	95,883	524,000	5.46	5.9 Yrs	6,155,500	2,356,241
36	FedEx Corporation	Tampa	FL	2006	100.0%	95,662	603,000	6.30	4.3 Yrs	7,565,717	4,609,247
37	FedEx Ground Package System, Inc.	El Paso	TX	2007	100.0%	91,854	668,000	7.27	2.3 Yrs	10,546,306	4,334,465
38	FedEx Ground Package System, Inc.	Hanahan	SC	2005	100.0%	91,776	675,000	7.35	5.1 Yrs	7,606,670	1,906,010
39	National Oilwell	Houston	TX	2010	100.0%	91,295	733,000	8.03	9.3 Yrs	8,080,828	4,351,527
40	FedEx Corporation	Omaha	NE	1999	100.0%	89,115	454,000	5.09	10.3 Yrs	5,732,599	254,281
41	FedEx Ground Package System, Inc.	Cocoa	FL	2008	100.0%	89,101	739,000	8.29	3.4 Yrs	10,521,455	5,974,735
42	Joseph T. Ryerson	Elgin	IL	2002	100.0%	89,052	506,000	5.68	3.6 Yrs	6,867,596	1,840,380
43	FedEx Ground Package System, Inc.	Ft. Myers	FL	2003	100.0%	87,500	416,000	4.75	1.3 Yrs	4,977,449	-
44	DHL	Roanoke	VA	2007	100.0%	83,000	652,000	7.86	3.4 Yrs	6,815,697	3,431,002
45	FedEx Corporation	Bedford Heights	OH	2007	100.0%	82,269	415,000	5.04	5.2 Yrs	6,663,483	3,224,408
46	FedEx Ground Package System, Inc.	Richfield	OH	2006	100.0%	79,485	645,000	8.11	3.3 Yrs	8,208,733	4,109,432
47	RGH Enterprises Inc.	Halfmoon	NY	2012	100.0%	75,000	579,000	7.72	8.4 Yrs	5,525,600	4,094,063
48	FedEx Ground Package System, Inc.	Huntsville	AL	2005	100.0%	73,712	412,000	5.59	9.2 Yrs	4,751,742	1,393,628

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 14 of 20

14

Property Table
(unaudited)
				Fiscal Year		Square	Annual	Rent Per	Lease Exp.	Undepreciated	Mortgage
No	Tenant	City	State	Acquisition	Occup.	Footage	Rent	Sq. Ft. Occup.	Term	Cost	Balance

49	FedEx Corporation	Schaumburg	IL	1997	100.0%	73,500	515,000	7.01	3.8 Yrs	4,967,639	-
50	FedEx Corporation	Romulus	MI	1998	100.0%	71,933	370,000	5.14	7.9 Yrs	4,483,613	2,682,212
51	FedEx Ground Package System, Inc.	Denver	CO	2005	100.0%	69,865	564,000	8.07	5.1 Yrs	6,354,051	1,955,474
52	Tampa Bay Grand Prix	Tampa	FL	2007	100.0%	68,385	262,000	3.83	7.3 Yrs	5,616,874	2,439,916
53	FedEx Ground Package System, Inc.	Colorado Springs	CO	2006	100.0%	68,370	644,000	9.42	5.3 Yrs	7,195,115	2,159,458
54	Sherwin-Williams Company	Rockford	IL	2011	100.0%	66,387	470,000	7.08	10.5 Yrs	5,540,000	1,815,274
55	Kellogg Sales Company	Kansas City	MO	2007	100.0%	65,067	350,000	5.38	2.1 Yrs	4,748,374	2,667,879
56	Various	Somerset	NJ	1970	45.6%	64,138	312,000	10.66	na	1,376,213	-
57	FedEx Corporation	Chattanooga	TN	2007	100.0%	60,637	312,000	5.15	4.3 Yrs	4,971,161	2,231,379
58	Carrier Sales	Richmond	VA	2001	100.0%	60,000	304,000	5.07	2.9 Yrs	4,711,041	1,330,903
59	Vacant	White Bear Lake	MN	2007	-	59,425	72,000	na	-	5,157,126	-
60	Macy’s East, Inc.	Carlstadt	NJ	2007	100.0%	59,400	451,000	7.59	0.8 Yrs	4,838,592	2,348,921
61	FedEx Ground Package System, Inc.	Augusta	GA	2005	100.0%	59,358	477,000	8.04	5.0 Yrs	5,328,874	1,386,438
62	Keebler Company	Newington	CT	2001	100.0%	54,812	338,000	6.17	3.7 Yrs	3,395,824	719,303
63	Siemens	Lebanon	OH	2012	100.0%	51,130	456,000	8.92	5.8 Yrs	4,416,000	2,908,542
64	Keebler Company	Orangeburg	NY	1993	100.0%	50,400	353,000	7.00	1.7 Yrs	3,690,718	-
65	FedEx Corporation	Charlottesville	VA	1999	100.0%	48,064	329,000	6.85	4.2 Yrs	4,344,037	306,843
66	FedEx Ground Package System, Inc.	Corpus Christi	TX	2012	100.0%	46,253	452,000	9.77	8.2 Yrs	4,764,500	2,882,649
67	Coca Cola Enterprises, Inc.	Topeka	KS	2009	100.0%	40,000	332,000	8.30	8.3 Yrs	3,679,843	2,052,824
68	Keystone Automotive	Urbandale	IA	1994	100.0%	36,270	136,000	3.75	3.8 Yrs	2,161,895	-
69	FedEx Corporation	Richland	MS	1994	100.0%	36,000	140,000	3.89	0.8 Yrs	1,478,000	-
70	FedEx Corporation	Punta Gorda	FL	2007	100.0%	34,624	304,000	8.78	4.0 Yrs	4,104,915	2,356,367
71	FedEx Corporation	Lakeland	FL	2007	100.0%	32,105	155,000	4.83	4.4 Yrs	1,957,618	-
72	FedEx Corporation	Augusta	GA	2007	100.0%	30,184	121,000	4.01	9.4 Yrs	1,926,932	-
73	Graybar Electric Company	Jackson	MS	1993	100.0%	26,340	109,000	4.14	6.1 Yrs	1,850,794	-
74	Sherwin-Williams Company	Burr Ridge	IL	1997	100.0%	12,500	161,000	12.88	1.3 Yrs	1,563,762	-
	Total as of 6/30/2013				94.9%	9,382,898	$49,307,000	$5.54	6.2 Yrs	$609,827,970	$247,615,974

(1)	Vacant property in Liberty, MO has been leased effective 7/1/13 to Holland 1916, Inc. for 6 years, which will generate $331,800 in annual rent.

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 15 of 20

15

Definitions

Investors and analysts following the real estate industry utilize funds from operations ("FFO"), Core funds from operations ("Core FFO"), net operating income ("NOI"), earnings before interest, taxes, depreciation and amortization ("EBITDA") and adjusted funds from operations ("AFFO"), variously defined, as supplemental performance measures. While the Company believes net income available to common stockholders, as defined by accounting principles generally accepted in the United States of America (US GAAP), is the most appropriate measure, it considers NOI, EBITDA, FFO, Core FFO and AFFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of US GAAP depreciation and amortization of real estate assets. Core FFO reflects the same assumptions as FFO except that is also adjusts for the effects of acquisitions costs. NOI provides a measure of rental operations, and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. AFFO provides a tool to further evaluate the ability to fund dividends. In addition, NOI, EBITDA, FFO, Core FFO and AFFO are commonly used in various ratios, pricing multiples and yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (NAREIT), to be equal to net income (loss) applicable to common shareholders, as defined by US GAAP, excluding extraordinary items as defined under US GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, plus certain non-cash items such as real estate asset depreciation and amortization. FFO includes gains and losses realized on securities investments.

Core FFO is calculated as FFO plus acquisition costs.

NOI is calculated as recurring revenues of the Company, minus property expenses such as real estate taxes, repairs and maintenance, property management, utilities, insurance and other expenses. NOI excludes realized gains (losses) on securities transactions.

EBITDA is calculated as NOI less general and administrative expenses and less NOI from discontinued operations plus interest and dividend income. EBITDA excludes realized gains (losses) on securities transactions and interest expense.

AFFO is calculated as EBITDA minus US GAAP interest expense, minus preferred stock dividends, minus recurring capital expenditures and straight-line rents plus stock option expense. AFFO excludes realized gains (losses) on securities transactions.

NOI, EBITDA, FFO, Core FFO and AFFO do not represent cash generated from operating activities in accordance with US GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. NOI, EBITDA, FFO Core FFO and
AFFO should not be considered as substitutes for net income applicable to common shareholders (calculated in accordance with US GAAP) as a measure of results of operations or cash flows (calculated in accordance with US GAAP) as a measure of liquidity. NOI, EBITDA, FFO, Core FFO and AFFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 16 of 20

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FOR IMMEDIATE RELEASE August 7, 2013

Contact: Susan Jordan

732-577-9996

MONMOUTH REAL ESTATE INVESTMENT CORPORATION

REPORTS 3rd QUARTER 2013 FINANCIAL RESULTS

FOR THE PERIOD ENDED JUNE 30, 2013

FREEHOLD, NJ, August 7, 2013........ Monmouth Real Estate Investment Corporation (NYSE:MNR) reported Core Funds from Operations (Core FFO) for the three months ended June 30, 2013 of $5,682,000 or $0.13 per diluted share versus $4,177,000 or $0.10 per diluted share for the three months ended June 30, 2012. Excluding the $965,000 one-time severance expense incurred in the previous year’s third quarter, Core FFO was $5,142,000 million or $0.13 per diluted share in the prior year period. Core FFO, excluding Gains on Securities Transactions for the three months ended June 30, 2013 was $4,619,000 or $0.11 per diluted share versus $3,497,000 or $0.09 per diluted share for the three months ended June 30, 2012.

A summary of significant financial information for the three and nine months ended June 30, 2013 and 2012 is as follows:

	Three Months Ended June 30,
	2013	2012
Rental Revenue	$11,712,000	$10,690,000
Reimbursement Revenue	$2,342,000	$1,854,000
Total Expenses	$7,846,000	$7,716,000
Interest and Dividend Income	$844,000	$733,000
Gain on Securities Transactions, net	$1,063,000	$680,000
Income from Continuing Operations	$4,185,000	$2,237,000
Income (Loss) from Discontinued Operations	$(5,000)	$(4,000)
Net Income Attributable to Common Shareholders	$2,029,000	$912,000
Net Income Attributable to Common Shareholders Per Common Share	$0.05	$0.02
Core FFO (1)	$5,682,000	$4,177,000
Core FFO per Common Share (1)	$0.13	$0.10
Weighted Avg. Diluted Common Shares Outstanding	42,823,000	40,340,000

Third Quarter FY 2013 Supplemental of Monmouth Real Estate Investment Corp. Page 17 of 20

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	Nine Months Ended June 30,
	2013	2012
Rental Revenue	$34,760,000	$32,039,000
Reimbursement Revenue	$5,428,000	$5,310,000
Lease Termination Income	$691,000	$3,222,000
Total Expenses	$21,607,000	$20,972,000
Interest and Dividend Income	$2,972,000	$2,575,000
Gain on Securities Transactions, net	$6,976,000	$5,678,000
Income from Continuing Operations	$17,239,000	$15,859,000
Income from Discontinued Operations	$292,000	$1,000
Net Income Attributable to Common Shareholders	$11,076,000	$12,498,000
Net Income Attributable to Common Shareholders Per Common Share	$0.27	$0.32
Core FFO (1)	$21,948,000	$22,593,000
Core FFO per Common Share (1)	$0.52	$0.58
Core FFO Excluding Lease Termination Fees (1)	$21,257,000	$19,371,000
Core FFO Excluding Lease Termination Fees per Common Share (1)	$0.51	$0.49
Weighted Avg. Diluted Common Shares Outstanding	41,959,000	39,276,000

A summary of significant balance sheet information as of June 30, 2013 and September 30, 2012 is as follows:

	March 31, 2013	September 30, 2012
Net Real Estate Investments	$522,046,000	$467,886,000
Securities Available for Sale	$46,769,000	$61,685,000
Total Assets	$605,596,000	$574,508,000
Mortgage Notes Payable	$247,616,000	$237,944,000
Subordinated Convertible Debentures	$-0-	$8,615,000
Loans Payable	$17,200,000	$5,200,000
Total Shareholders’ Equity	$331,680,000	$315,687,000

Michael P. Landy, President and CEO, commented on the results for the third quarter of fiscal year 2013, “Monmouth continued to make progress on several fronts including:

•	Acquiring a new 103,402 square foot distribution center in Roanoke, Virginia for $10.2 million. This property is leased to FedEx Ground for the next 10 years.
•	Renewing 93% of our leases or 897,000 square feet set to expire this fiscal year. Our occupancy rate now stands at 95.9%, representing the highest occupancy rate in the industrial property sector.
•	Expanding our credit facility to $40 million with an accordion feature up to $60 million. Borrowings under the facility will bear interest at LIBOR plus 175 basis points to 250 basis points depending on the company's leverage ratio.
•	Growing our acquisition pipeline to approximately 2.0 million square feet representing over $130 million in total acquisitions. In keeping with our business model, all of the deals in our current pipeline contain leases of 10 years or longer and are all leased to investment grade tenants. In addition, we now have five building expansions in our pipeline. These expansions total 275,000 square feet and represent approximately $26.4 million in total cost.
•	Generating $1.1 million in realized gains on our REIT securities investments during the third quarter and $7.0 million in gains realized thus far in fiscal 2013.

Overall, we believe Monmouth continues to be well positioned to continue to grow given our strong pipeline of deals and to take advantage of growth opportunities in our sector given our solid balance sheet and available liquidity.”

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Monmouth Real Estate Investment Corporation will host its Third Quarter 2013 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, August 8, 2013 at 10:00 a.m. Eastern Time.

The Company’s third quarter financial results being released herein will be available on the Company’s website at www.mreic.com in the “Financial Information and Filings” section.

To participate in the Webcast, select the microphone icon at the top of the homepage on the Company’s website at www.mreic.com. Interested parties can also participate via conference call by calling toll free 888-317-6016 (domestically) or 412-317-6016 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, August 8, 2013. It will be available until September 30, 2013, and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10029761. A transcript of the call and the webcast replay will be available at the Company’s website, www.mreic.com.

Monmouth Real Estate Investment Corporation, founded in 1968 and one of the oldest public equity REITs in the U.S., specializes in net-leased industrial properties subject to long-term leases primarily to investment grade tenants. The Company is a fully integrated and self-managed real estate company, whose property portfolio consists of seventy-three industrial properties and one shopping center located in twenty-six states, containing a total of approximately 9.4 million rentable square feet. In addition, the Company owns a portfolio of REIT securities.

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

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Notes:

(1) Non-US GAAP Information: FFO is defined by the National Association of Real Estate Investment Trusts ("NAREIT") as net income applicable to common shareholders, excluding gains or losses from sales of depreciable assets, plus real estate-related depreciation and amortization. We define Core FFO as FFO plus acquisition costs. FFO and Core FFO per diluted common share are defined as FFO and Core FFO divided by weighted average diluted common shares outstanding. FFO and Core FFO per diluted common share should be considered as supplemental measures of operating performance used by real estate investment trusts (REITs). FFO and Core FFO per diluted common share exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have different cost basis. The items excluded from FFO and Core FFO per diluted common share are significant components in understanding the Company’s financial performance.

FFO and Core FFO per diluted common share (A) do not represent cash flow from operations as defined by accounting principles generally accepted in the United States of America; (B) should not be considered as an alternative to net income as a measure of operating performance or to cash flows from operating, investing and financing activities; and (C) are not alternatives to cash flow as a measure of liquidity. FFO and Core FFO per diluted common share, as calculated by the Company, may not be comparable to similarly titled measures reported by other REITs.

 The Company’s FFO and Core FFO for the three and nine months ended June 30, 2013 and 2012 are calculated as follows:

	Three Months Ended		Nine Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Net Income Attributable to Common Shareholders	$2,028,788	$911,581	$11,075,760	$12,498,027
Depreciation Expense	3,193,923	2,836,134	9,603,474	8,451,907
Amortization of Intangible Assets	384,703	374,071	1,154,109	1,013,882
(Gain) Loss on Sales of Depreciable Assets	-0-	-0-	(345,794)	8,220
FFO Attributable to Common Shareholders	5,607,414	4,121,786	21,487,549	21,972,036
Acquisition Costs	74,137	55,236	459,999	620,960
Core FFO Attributable to Common Shareholders	$5,681,551	$4,177,022	$21,947,548	$22,592,996

The Company’s Core FFO, excluding Lease Termination Income for the three and nine months ended June 30, 2013 and 2012 are calculated as follows:

	Three Months Ended		Nine Months Ended
	6/30/2013	6/30/2012	6/30/2013	6/30/2012

Core FFO Attributable to Common Shareholders	$5,681,551	$4,177,022	$21,947,548	$22,592,996
Less Lease Termination Income	-0-	-0-	690,730	3,222,283
Core FFO excluding Lease Termination Income Attributable to Common Shareholders	$5,681,551	$4,177,022	$21,256,818	$19,370,713

The following are the Cash Flows provided (used) by Operating, Investing and Financing Activities for the nine months ended June 30, 2013 and 2012:

	Nine Months Ended
	6/30/13	6/30/12

Operating Activities	$18,217,490	$21,348,526
Investing Activities	(42,079,399)	(55,583,484)
Financing Activities	12,341,414	75,302,814

# # # # #

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